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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: September 5, 1997


                                BRUNO'S, INC.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Alabama                   0-6544                63-0411801
 -----------------------------    ------------         ------------------
 (State or other jurisdiction)    (Commission          (I.R.S. Employer
      of incorporation            File Number)         Identification No.)


       800 Lakeshore Parkway
        Birmingham, Alabama                                  35211
- ---------------------------------------                   ----------
(address of principal executive office)                   (zip code)


  Registrant's telephone number, including area code:    205-940-9400





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ITEM 5.  OTHER EVENTS.


On September 5, 1997, Bruno's, Inc. (the "Company") made the announcement set forth in Exhibit 99.2.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those contained in forward-looking statements of the Company made by or on behalf of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following are filed as Exhibits to this Report.

              Exhibit No.     Description of Exhibit
              -----------     ----------------------

              99.1 Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

              99.2            Press Release







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                                  SIGNATURE
                                  ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              BRUNO'S, INC.
                                              (Registrant)


Date: September 5, 1997                       By: /s/ JAMES J. HAGAN
                                                  ----------------------------
                                                  James J. Hagan
                                                  Executive Vice President and
                                                  Chief Financial Officer